UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2024

DOUGLAS ELLIMAN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41054	87-2176850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(ZIP Code)

(305) 579-8000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 26, 2024, Douglas Elliman Inc. (the “Company”) and its subsidiary, Douglas Elliman Realty, LLC (collectively, “Douglas Elliman”), entered into a settlement agreement (the “Settlement Agreement”) to resolve on a nationwide basis the pending class action litigations, Gibson v. NAR, No. 4:23-cv-00788-SRB (W.D. Mo.) and Umpa v. NAR, 4:23-cv-00945-SRB (W.D. Mo.) (the “Lawsuits”).

The settlement resolves all claims on a nationwide basis in the Lawsuits and similar claims in other lawsuits alleging claims on behalf of sellers against Douglas Elliman and its subsidiaries (collectively, the “Claims”), and releases Douglas Elliman, its subsidiaries, and affiliated agents from the Claims. The proposed settlement is not an admission of liability, nor does Douglas Elliman concede or validate any of the claims asserted against it.

Under the Settlement Agreement, Douglas Elliman agreed to pay, into an escrow fund, $7.75 million within 30 business days of preliminary approval of the settlement by the court, as well as two $5 million contingent payments subject to certain financial contingencies through December 31, 2027 (collectively, the “Settlement Amount”). Specifically, Douglas Elliman agreed as follows:

•	an initial guaranteed payment of $7.75 million within 30 business days of the court’s preliminary approval of the Settlement Agreement, which the Company expects to be in the second quarter of 2024;

•

a contingent payment of $5.0 million (the “First Contingent Payment”) if, (i) as of December 31, 2025, Douglas Elliman’s Cash Balance (as defined in the Settlement Agreement) is at least $40.0 million, or (ii) if Douglas Elliman’s Cash Balance is less than $40.0 million as of December 31, 2025, but subsequently exceeds such threshold in any following month until December 31, 2027; and

•

a contingent payment of $5.0 million (the “Second Contingent Payment”, and together with the First Contingent Payment, the “Contingent Payments”) if, (i) as of December 31, 2026, Douglas Elliman’s Cash Balance is at least $40.0 million, or (ii) if Douglas Elliman’s Cash Balance is less than $40.0 million as of December 31, 2026, but subsequently exceeds such threshold in any following month until December 31, 2027;

provided, that, if both of the Contingent Payments become due in the same month, Douglas Elliman will make the First Contingent Payment within 30 days of such Contingent Payment becoming due and the Second Contingent Payment by December 31, 2027. If Douglas Elliman’s Cash Balance does not exceed $40.0 million at any point from December 31, 2025 until December 31, 2027, then Douglas Elliman will not be responsible for either of the Contingent Payments. Douglas Elliman also agreed that any outstanding Contingent Payment(s) will be accelerated if Douglas Elliman enters into certain strategic corporate transactions, including, but not limited to, certain mergers and acquisitions or a sale of all or substantially all of its assets.

In addition, Douglas Elliman agreed to make certain changes to its business practices and emphasize certain practices that have been a part of Douglas Elliman’s longstanding policies and practices, including: reminding its brokerages and agents that Douglas Elliman has no rule requiring agents to make or accept offers of compensation; requiring its brokerages and agents to clearly disclose to clients that commissions are not set by law and are fully negotiable; prohibiting its brokerages and buyer agents from claiming buyer agent services are free; requiring its brokerages and agents to disclose to the buyer the listing broker’s offer of compensation for prospective buyers’ agents as soon as possible; prohibiting its brokerages and agents from using any technology (or manual methods) to sort listings by offers of compensation, unless requested by the client; reminding its brokerages and agents of their obligation to show properties regardless of compensation for buyers’ agents for properties that meet the buyer’s priorities; and developing training materials for its brokerages and agents that support all the practice changes outlined in the injunctive relief.

The Settlement Agreement remains subject to preliminary and final court approval and will become effective upon final approval by the court.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 29, 2024, the Company issued a press release regarding the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The information furnished with this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. These statements include, but are not limited to, statements regarding the antitrust class action litigation and the settlement, including the timing of the settlement payments, and any impact that the settlement will have on our future operations. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may be,” “continue’” “could,” “potential,” “objective,” “plan,” “seek,” “predict,” “project” and “will be” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Settlement Agreement, dated April 26, 2024, by and among Douglas Elliman Inc., Douglas Elliman Realty, LLC, the Umpa plaintiffs and the Gibson plaintiffs.

99.1	Press Release issued on April 29, 2024, regarding the Settlement Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Douglas Elliman Inc. (Registrant)

Date: April 29, 2024	By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III Senior Vice President, Treasurer and Chief Financial Officer